================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 22, 2003


                             TOWER AUTOMOTIVE, INC.
                          (Exact name of registrant as
                            specified in its charter)



           DELAWARE                     001-12733               41-1746238
(State or other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                   Number)            Identification No.)

      5211 CASCADE ROAD SE
           SUITE 300
      GRAND RAPIDS, MICHIGAN                                       49546
(Address of principal executive office)                          (Zip Code)


                         Registrant's telephone number,
                       including area code: (616) 802-1600



================================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits.

99.1     Press release dated July 22, 2003.

99.2     Supplemental Information.


ITEM 9.           REGULATION FD DISCLOSURE.

On July 22, 2003, Tower Automotive, Inc. issued a press release announcing results for the quarter and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1. In connection with the Company's conference call to address these results, the Company released certain supplemental information that can be viewed by logging onto www.towerautomotive.com. A copy of that information is attached as Exhibit 99.2.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 22, 2003                   TOWER AUTOMOTIVE, INC.
                                             (Registrant)


                                             By: /s/ Ernest T. Thomas
                                                 -------------------------------
                                                   Ernest T. Thomas
                                                   Chief Financial Officer and
                                                   Treasurer
                                                   (Principal Accounting and
                                                   Financial Officer)

                                  EXHIBIT INDEX


99.1 Press Release dated July 22, 2003 with respect to Second Quarter and Six Months Earnings

99.2         Supplemental Information